CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Louis T. Fox, III, Chief Financial Officer of Hartman vREIT XXI, Inc. (the “Company”), certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2016 (“the Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2016	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer